STRATEGIC ENVIRONMENTAL & ENERGY RESOURCES, INC. 10-Q

EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Strategic Environmental & Energy Resources, Inc. (the “Company”) on Report on Form 10-Q for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Monty Lamirato, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

 Dated: November 13, 2015

/s/ Monty Lamirato
Monty Lamirato
Chief Financial Officer